UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 22, 2009

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (603) 589-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.  Other Events.  Extension of Deadline for Director Candidate Suggestions

As a consequence of feedback from shareholders — who have noted that the deadline for shareholder recommendations for director nominees in the Company’s most recent proxy statement filed with the SEC (the “Proxy Statement”) was December 22, 2009, while the Nominating Committee of the Board is scheduled to meet on January 5, 2010, for the purpose of considering additional candidates for nomination to the Board — the Board has decided to extend the deadline for suggesting candidates for Ezenia’s Board from December 22, 2009, to January 15, 2010.

The extension of the deadline will apply only to suggestions for director candidates and not to the deadlines for shareholder proposals under the Company’s by-laws or SEC rules. The current deadline for these shareholder proposals remains December 22, 2009.

The Board has extended the deadline for the specific purpose of allowing shareholders to have the opportunity to make suggestions up until, and for ten days after, the Nominating Committee is scheduled to meet.  The Nominating Committee will make note of suggestions received before it meets, establish a procedure for processing suggestions, and apply that procedure to any other suggestions received before January 15, 2010. Recommendations should otherwise follow the process and include the information described in the Proxy Statement.

Since the Nominating Committee will have to do due diligence on suggestions received for some time after it meets on January 5th, it believes there will be ample time to include suggestions received in the period after its meeting through January 15th.  Nominations to Ezenia’s Board resulting from the assessment of candidates made by the Nominating Committee will be provided to Ezenia’s current Board for approval in advance of the May 2010 shareholders meeting.

Note Regarding Forward-Looking Statements

Statements included in this Current Report on Form 8-K that are not historical facts may be considered forward-looking statements. You can identify these forward-looking statements by use of the words “expects,” “anticipates,” “estimates,” “believes,” “projects,” “intends,” “plans,” “will,” “may,” and similar words.  Such forward-looking statements, which include statements regarding the Company’s strategic plans and business outlook, involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include the evolution of the Company’s market, dependence on the U.S. government as its largest customer and on other major customers, continued funding of defense programs by the U.S. government and the timing of such funding, uncertainties associated with procurement processes and on-going bidding activities for government programs, rapid technological change and competition within the collaborative software market, the Company’s reliance on third-party technology, failure to protect the Company’s propriety technology, customer acceptance of IWS (including in the commercial market) and other new products, retention of key employees, the Company’s history of liquidity concerns and operating losses, stock price volatility, and other considerations that are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. You should not place undue reliance upon any such forward-looking statements, which speak only as of the date of this Current Report.

Item 9.01.  Financial Statements and Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: December 22, 2009	By:	/s/ Kevin M. Hackett
Kevin M. Hackett
Chief Financial Officer
(Principal Executive Officer)